002-88566

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Supplement to the
Regency Portfolio (Class I) Prospectus
dated May 1, 2003

The following paragraph is added after the first paragraph in the "Management" section of the Prospectus:

David M. DiDomenico is a Vice President of Neuberger Berman Management and Neuberger Berman, LLC. He has been an associate manager of the fund since December 2003 and prior to that was an analyst dedicated to the fund since 2002. He held a position at a private equity firm from 1999 to 2002. Prior to 1999 he was an analyst at another investment firm.

This supplement is dated December 19, 2003.